Exhibit 99.1

MOTORSPORT GAMES NAMES PETER HANSEN-CHAMBERS CHIEF FINANCIAL OFFICER, EFFECTIVE JULY 1, 2026

Stanley Beckley to Transition to Chief Accounting and Compliance Officer as Company Builds Commercial Capacity for New Products and Revenue Lines

MIRAMAR, FL, June 18, 2026 — Motorsport Games Inc. (NASDAQ: MSGM) (“Motorsport Games” or the “Company”), a racing game developer and publisher is announcing that Peter Hansen-Chambers will join the Company as Chief Financial Officer, effective July 1, 2026. Stanley Beckley, the Company’s current CFO, will transition into a newly created role as Chief Accounting and Compliance Officer, effective the same date.

The leadership evolution reflects Motorsport Games’ next phase of growth, as the Company works to expand its product portfolio and diversify revenue lines beyond its existing titles. The Board believes this requires additional senior commercial and strategic capability working alongside the CEO, while ensuring continued rigor and focus on accounting and compliance as the business scales.

“Peter joins the company with a valuable breadth of experience, bringing us the commercial and strategic depth we need as we build out new products and revenue opportunities,” said Stephen Hood, Chief Executive Officer of Motorsport Games. “His track record of scaling a games business, building strategically valuable partnerships, negotiating deals, and managing its finances alongside operations through growth periods speaks for itself, and I’m looking forward to working alongside him to deliver on our vision for the Company’s future.”

“I also want to thank Stanley for his contributions as CFO and am pleased that his expertise will continue to benefit the Company in his new role, where he will maintain our focus on strong financial governance and compliance, the demands of which have increased over time.”

Mr. Hansen-Chambers has served as Executive Advisor to Motorsport Games since January 2026, providing commercial strategy and consultancy services. He brings almost 20 years of experience in the video games industry spanning commercial strategy, licensing, legal, finance, business development, and M&A across console, PC, and mobile platforms. From October 2014 to October 2025, he worked at mobile games developer Hutch Games Ltd, most recently as Co-CEO and Chief Financial Officer, initially joining the company as a loss-making startup of approximately 20 people and helping transform it into a profitable and well-respected games business with partners including Formula 1, evo, Mattel, and Turn 10, growing to over 170 employees across multiple sites. In 2020, he oversaw the sale of Hutch to Modern Times Group MTG AB for a price in excess of $275 million, and continued in his leadership role as Hutch became part of MTG. Prior to Hutch, Mr. Hansen-Chambers held roles at Dovetail Games, Sony Computer Entertainment Europe, Bugatti, NaturalMotion, and Codemasters.

About Motorsport Games:

Motorsport Games is a racing game developer, publisher and esports ecosystem provider of official motorsport racing series. Combining innovative and engaging video games with exciting esports competitions and content for racing fans and gamers, Motorsport Games strives to make racing games that are authentically close to reality. The Company is the officially licensed video game developer and publisher for iconic motorsport racing series including the 24 Hours of Le Mans and the FIA World Endurance Championship, recently releasing Le Mans Ultimate Version 1.3.3 featuring new cars, updated content and additional improvements. Motorsport Games also owns the industry leading rFactor 2 and KartKraft simulation platforms. rFactor 2 also powers F1® Arcade through a partnership with Kindred Concepts. Motorsport Games is also an award-winning esports partner of choice for the 24 Hours of Le Mans, creating the renowned Le Mans Virtual Series. Motorsport Games is building a virtual racing ecosystem where each product drives excitement, every esports event is an adventure, and every race inspires.

For more information about Motorsport Games visit: www.motorsportgames.com.

Forward-Looking Statements

Certain statements in this press release, the related conference call and webcast which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements or information in this press release, the related conference call and webcast that are not statements or information of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the Company’s next phase of growth, the expansion of the Company’s product portfolio and diversification of revenue lines beyond its existing titles, the need for additional senior commercial and strategic capability among the Company’s executives, continued rigor and focus on accounting and compliance, building out new products and revenue opportunities, efforts to deliver on the Company’s vision for the future, and the demands of financial governance and compliance increasing over time.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company’s control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: the ability to derive the anticipated contributions from Peter Hansen-Chambers and Stanley Beckley in their roles and the ability of the Company to expand its product portfolio and diversify revenue lines.

Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) the Company’s ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition; (vi) changes in consumer behavior, including as a result of general economic factors, such as increased inflation, higher energy prices and higher interest rates; (vii) the Company’s inability to protect its intellectual property; and/or (vii) local, industry and general business and economic conditions.

Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

Website and Social Media Disclosure

Investors and others should note that we announce material financial information to our investors using our investor relations website (ir.motorsportgames.com), SEC filings, press releases, public conference calls and webcasts. We use these channels, as well as social media and blogs, to communicate with our investors and the public about our company and our products. It is possible that the information we post on our websites, social media and blogs could be deemed to be material information. Therefore, we encourage investors, the media and others interested in our company to review the information we post on the websites, social media channels and blogs, including the following (which list we will update from time to time on our investor relations website):

Websites	Social Media
motorsportgames.com	Twitter: @msportgames
Instagram: msportgames
Facebook: Motorsport Games
LinkedIn: Motorsport Games

The contents of these websites and social media channels are not part of, nor will they be incorporated by reference into, this press release.

Contacts:

Investors:

Investors@motorsportgames.com

Media:

PR@motorsportgames.com